Exhibit 4.3

GENERAL MOTORS COMPANY
and
THE BANK OF NEW YORK MELLON,
as Trustee

FIRST SUPPLEMENTAL INDENTURE
Dated as of September 27, 2013
to
INDENTURE
Dated as of September 27, 2013

3.500% Senior Notes due 2018
4.875% Senior Notes due 2023
6.250% Senior Notes due 2043

i

FIRST SUPPLEMENTAL INDENTURE, dated as of September 27, 2013 (this “Supplemental Indenture”), between General Motors Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), having its principal office at 300 Renaissance Center, Detroit, Michigan 48265-3000, and The Bank of New York Mellon, a New York banking corporation, as trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
WHEREAS, the Company has executed and delivered the Indenture, dated as of September 27, 2013 (the “Indenture”), to the Trustee, to provide for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series;
WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of three new series of its Securities under the Indenture to be known as its “3.500% Senior Notes due 2018” (the “2018 Notes”), “4.875% Senior Notes due 2023” (the “2023 Notes”) and “6.250% Senior Notes due 2043” (the “2043 Notes,” and, together with the 2018 Notes and the 2023 Notes, the “Notes”), respectively, the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;
WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized, among other things, the issuance of the Notes and the execution and delivery of this Supplemental Indenture;
WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901 of the Indenture;
WHEREAS, the Company hereby requests that the Trustee join with the Company in the execution and delivery of this Supplemental Indenture; and
WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture by the Company and the Trustee has been duly authorized in all respects.
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Company covenants and agrees with the Trustee, as follows:

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.Definition of Terms. Unless the context otherwise requires:

(a)the terms defined in this Supplemental Indenture (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Supplemental Indenture. All other terms used in this Supplemental Indenture that are defined in the Indenture, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Indenture, as in force at the date of this Supplemental Indenture as originally executed; provided that any term that is defined in both the Indenture and this Supplemental Indenture shall have the meaning assigned to such term in this Supplemental Indenture;

(b)the singular includes the plural, and vice versa; and

(c)headings are for convenience of reference only and do not affect interpretation.

Section 1.02.Relationship with Indenture. The terms and provisions contained in the Indenture will constitute, and are hereby expressly made, a part of this Supplemental Indenture. However, to the extent any provision of the Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture will govern and be controlling.

ARTICLE 2
TERMS AND CONDITIONS OF NOTES

Section 2.01.Designation and Principal Amount.

(a)There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.500% Senior Notes due 2018,” which is initially limited in aggregate principal amount to $1,500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2018 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

(b)There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.875% Senior Notes due 2023,” which is initially limited in aggregate principal amount to $1,500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2023 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

(c)There is hereby authorized and established a series of Securities under the Indenture, designated as the “6.250% Senior Notes due 2043,” which is initially limited in aggregate principal amount to $1,500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2043 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

Section 2.02.Maturity.

(a)The Stated Maturity of principal of the 2018 Notes shall be October 2, 2018.

(b)The Stated Maturity of principal of the 2023 Notes shall be October 2, 2023.

(c)The Stated Maturity of principal of the 2043 Notes shall be October 2, 2043.

Section 2.03.Further Issues. The Company may at any time and from time to time, without the consent of the Holders of the 2018 Notes, 2023 Notes or 2043 Notes, issue additional 2018 Notes, 2023 Notes or 2043 Notes; provided that if the additional 2018 Notes, 2023 Notes or 2043 Notes are not fungible with the then-outstanding 2018 Notes, 2023 Notes or 2043 Notes for U.S. federal income tax purposes, respectively, the additional 2018 Notes, 2023 Notes or 2043 Notes shall have separate CUSIP numbers. Any such additional 2018 Notes, 2023 Notes or 2043 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2018 Notes, 2023 Notes or 2043 Notes, respectively. Any such additional 2018 Notes, 2023 Notes or 2043 Notes, together with the 2018 Notes, 2023 Notes or 2043 Notes herein provided for, shall each respectively constitute a single series of Securities under the Indenture.

Section 2.04.Payment. Principal of and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose, which shall initially be at the Corporate Trust Office of the Trustee; provided, however, that payment of interest may be made at the option of the Company through the Paying Agent by check mailed to the Holder at such address as shall appear in the Security Register at the close of business on the Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company through the Paying Agent shall pay principal of and interest on the Notes in the form of Global Securities registered in the name of or held by The Depository Trust Company (“DTC”) or such other Depositary as may from time to time be designated pursuant to the terms of the Indenture, or its respective nominee, by wire transfer in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in the form of Global Securities.

Section 2.05.Interest.

(a)The 2018 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 27, 2013 at the rate of 3.500% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 27, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 2 and October 2, commencing on April 2, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(b)The 2023 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 27, 2013 at the rate of 4.875% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 27, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 2 and October 2, commencing on April 2, 2014; and the Record Date for the interest payable on any Interest

Payment Date is the close of business on the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(c)The 2043 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 27, 2013 at the rate of 6.250% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 27, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 2 and October 2, commencing on April 2, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.06.Authorized Denominations. Each of the 2018 Notes, 2023 Notes and 2043 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.07.Redemption and Sinking Fund.

(a)The 2018 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2018 Notes. The 2018 Notes shall not be redeemable at the option of the Holders. The 2018 Notes shall not be entitled to the benefit of any sinking fund.

(b)The 2023 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2023 Notes. The 2023 Notes shall not be redeemable at the option of the Holders. The 2023 Notes shall not be entitled to the benefit of any sinking fund.

(c)The 2043 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2043 Notes. The 2043 Notes shall not be redeemable at the option of the Holders. The 2043 Notes shall not be entitled to the benefit of any sinking fund.

Section 2.08Ranking. Each of the 2018 Notes, 2023 Notes and 2043 Notes shall be senior unsecured debt securities of the Company, ranking equally with the Company’s other unsecured and unsubordinated indebtedness.

Section 2.09Appointments. The Trustee shall be the initial Security Registrar and initial Paying Agent for each of the 2018 Notes, 2023 Notes and 2043 Notes.

Section 2.10.Waiver of Certain Covenants. Without in any way limiting the applicability of Section 1006 of the Indenture with respect to the Notes, the Company may, with respect to the 2018 Notes, 2023 Notes or 2043 Notes, also omit in a particular instance to comply with any term, provision or condition set forth in Article 3 of this Supplemental Indenture, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the 2018 Notes, 2023 Notes or 2043 Notes, respectively, at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. Nothing in this Section 2.10 shall affect the Company’s requirement to comply with Section 513 of the Indenture with respect to waivers of past defaults under the Indenture.

Section 2.11.Defeasance. The Company may elect, at its option at any time, pursuant to Section 402 of the Indenture, to have Section 403 or Section 404 in the Indenture, or both, apply to the 2018 Notes, 2023 Notes or 2043 Notes, respectively, or any principal amount thereof. Without in any way limiting the applicability of Section 404 of the Indenture with respect to the Notes, upon the Company’s exercise of its option to have Section 404 of the Indenture applied to all of the Outstanding 2018 Notes, 2023 Notes or 2043 Notes, (1) the Company shall also be deemed to be released from and may omit to comply with its obligations under the covenants contained in Article 3 of this Supplemental Indenture with respect to the 2018 Notes, 2023 Notes or 2043 Notes, respectively, and (2) the failure to comply with any such obligation, covenant, restriction, term or other provision shall not constitute (and shall be deemed not to be or result in) an Event of Default under Section 501(4) or Section 501(7) of the Indenture, in each case with respect to the 2018 Notes, 2023 Notes or 2043 Notes, respectively, on and after the date the conditions set forth in Section 405 of the Indenture are satisfied.

Section 2.12.Guarantees. None of the 2018 Notes, 2023 Notes or 2043 Notes shall be guaranteed by any Person.

ARTICLE 3
COVENANTS

Section 3.01.Additional Covenants. In addition to the covenants stated in Article Ten of the Indenture, the Notes will be subject to the covenants set forth in Sections 3.03 and 3.04 below. For the avoidance of doubt, the covenants set forth in Sections 3.03 and 3.04 below are solely for the benefit of the Holders of the 2018 Notes, 2023 Notes and 2043 Notes, and are not for the benefit of, or applicable to, any other debt securities issued under the Indenture or any other supplemental indenture.

Section 3.02.Definitions. The following definitions shall be applicable to Sections 3.03 and 3.04 below:

“Attributable Debt” means, at the time of determination as to any lease, the present value (discounted at the actual rate, if stated, or, if no rate is stated, the implicit rate of interest of such lease transaction as determined by the Company’s Chairman, President or any Vice Chairman, the Company’s Chief Financial Officer, any Vice President, the Company’s Treasurer or any Assistant Treasurer), calculated using the interval of scheduled rental payments under such lease, of the obligation of the lessee for net rental payments during the remaining term of such lease (excluding any subsequent renewal or other extension options held by the lessee). The term “net rental payments” means, with respect to any lease for any period, the sum of the rental and other payments required to be paid in such period by the lessee thereunder, but not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, earnings or profits or of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges; provided, however, that, in the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net rental payments required to be paid from the later of the first date upon which such lease may be so terminated and the date of the determination of net rental payments, “net rental payments” shall include the then current amount of such penalty from the later of such two dates, and shall exclude the rental payments relating to the remaining period of the lease commencing with the later of such two dates.

“Consolidated Tangible Assets” means, on the date of determination, total assets less goodwill and other intangible assets of the Company and its consolidated Subsidiaries, in each case as set forth on the most recently available consolidated balance sheet of the Company and its Subsidiaries in accordance with generally accepted accounting principles in the United States.
“Debt” means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.
“Manufacturing Subsidiary” means any Subsidiary (A) substantially all the property of which is located within the continental United States of America, (B) which owns a Principal Domestic Manufacturing Property and (C) in which the Company’s investment, direct or indirect and whether in the form of equity, debt, advances or otherwise, is in excess of $2,500,000,000 as shown on the consolidated books of the Company as of the end of the fiscal year immediately preceding the date of determination; provided, however, that “Manufacturing Subsidiary” shall not include any Subsidiary which is principally engaged in leasing or in financing installment receivables or otherwise providing financial or insurance services to the Company or others or which is principally engaged in financing the Company’s operations outside the continental United States of America.
“Mortgage” means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.
“Principal Domestic Manufacturing Property” means all real property located within the continental United States of America and constituting part of any manufacturing plant or facility owned and operated by the Company or any Manufacturing Subsidiary, together with such manufacturing plant or facility (including all plumbing, electrical, ventilating, heating, cooling, lighting and other utility systems, ducts and pipes attached to or constituting a part thereof, but excluding all trade fixtures (unless such trade fixtures are attached to the manufacturing plant or facility in a manner that does not permit removal therefrom without causing substantial damage thereto), business machinery, equipment, motorized vehicles, tools, supplies and materials, security systems, cameras, inventory and other personal property and materials), unless, in the opinion of the Board of Directors of the Company, such manufacturing plant or facility is not of material importance to the total business conducted by the Company and its consolidated affiliates as an entity.
“Subsidiary” means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.
Section 3.03.Limitation on Liens. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, issue or assume any Debt secured by a Mortgage upon any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary or upon any shares of stock or indebtedness of any Manufacturing Subsidiary (whether such Principal Domestic Manufacturing Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance or assumption of any such Debt that the Notes (together with, if the Company shall so determine, any other indebtedness of the Company or such Manufacturing Subsidiary ranking equally with the Notes and then existing or thereafter created) shall be secured equally and ratably with such Debt, unless the aggregate amount of Debt issued or assumed and so secured by Mortgages, together with all other Debt of the Company and its Manufacturing Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to the foregoing restrictions, but not including Debt permitted to be secured under clauses (i) through (vii) of the immediately following paragraph, does not at the time exceed 15% of the Consolidated Tangible Assets of the Company.

The above restrictions shall not apply to Debt secured by:
(i)Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii)Mortgages on property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase or construction price of property, or to secure Debt incurred for the purpose of financing all or part of the purchase or construction price of property or the cost of improvements on property, which Debt is incurred prior to, at the time of, or within 180 days after the later of such acquisition or completion of such improvements or construction or commencement of full operation of such property;

(iii)Mortgages securing Debt of a Manufacturing Subsidiary owing to the Company or to another Manufacturing Subsidiary;

(iv)Mortgages on property of a corporation existing at the time such corporation is merged or consolidated with the Company or a Manufacturing Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Manufacturing Subsidiary;

(v)Mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Mortgages (including, without limitation, Mortgages incurred in connection with pollution control, industrial revenue or similar financing);

(vi)Mortgages existing on September 27, 2013; or

(vii)any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (i) to (vi) or in this clause (vii); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

Section 3.04.Limitation on Sales and Lease-Backs. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Manufacturing Subsidiary of any Principal Domestic Manufacturing Property owned by the Company or any Manufacturing Subsidiary on September 27, 2013 (except for temporary leases for a term of not more than five years and except for leases between the Company and a Manufacturing Subsidiary or between Manufacturing

Subsidiaries), which property has been or is to be sold or transferred by the Company or such Manufacturing Subsidiary to such person, unless either:

(i)the Company or such Manufacturing Subsidiary would be entitled, pursuant to the provisions of Section 3.03 above, to issue, assume, extend, renew or replace Debt secured by a Mortgage upon such property at least equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Notes; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 3.03 above and this Section 3.04 to be Debt subject to the provisions of Section 3.03 above (which provisions include the exceptions set forth in clauses (i) through (vii) of Section 3.03 above); or

(ii)the Company shall apply an amount in cash equal to the Attributable Debt in respect of such arrangement within 180 days of the effective date of any such arrangement to either (or a combination) of (i) the retirement (other than any mandatory retirement or by way of payment at maturity) of Debt of ours or any Manufacturing Subsidiary (other than Debt owned by the Company or any Manufacturing Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt, or (ii) the purchase, construction or development by the Company or a Manufacturing Subsidiary of other comparable property.

ARTICLE 4
FORM OF NOTES

Section 4.01.Form of Notes.

(a)    The 2018 Notes and the Trustee’s certificate of authentication thereon shall to be substantially in the form set forth in Exhibit A-1 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2018 Notes, as evidenced by the execution thereof. All 2018 Notes shall be in fully registered form.
(b)    The 2023 Notes and the Trustee’s certificate of authentication thereon shall to be substantially in the form set forth in Exhibit A-2 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2023 Notes, as evidenced by the execution thereof. All 2023 Notes shall be in fully registered form.
(c)    The 2043 Notes and the Trustee’s certificate of authentication thereon shall to be substantially in the form set forth in Exhibit A-3 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2043 Notes. All 2043 Notes shall be in fully registered form.
Section 4.02.Global Securities; Transfer and Exchange. Upon their original issuance, the 2018 Notes, 2023 Notes and 2043 Notes shall each be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons. Each such Global Security shall be duly executed by the Company, authenticated and delivered by the Trustee and shall be registered in the name of the Depositary, or its nominee, and deposited with the Trustee, as custodian for the Depositary. DTC shall be the initial Depositary for the 2018 Notes, 2023 Notes and 2043 Notes upon their original issuance. Beneficial interests in the Global Securities will be shown on, and transfers will only be made through, the records maintained by the Depositary and its participants, including Euroclear and Clearstream, as provided in Appendix I herein. Provisions relating to the transfer and exchange of each of the 2018 Notes, 2023 Notes and 2043 Notes are set forth in Appendix I, which is hereby incorporated in and expressly made a part of this Supplemental Indenture.

ARTICLE 5
ORIGINAL ISSUE OF NOTES

Section 5.01.Original Issue of Notes.

(a)    The 2018 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2018 Notes as in such Company Order provided.
(b)    The 2023 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2023 Notes as in such Company Order provided.
(c)    The 2043 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2043 Notes as in such Company Order provided.

ARTICLE 6
MISCELLANEOUS

Section 6.01.Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes and not to any other series of Securities issued under the Indenture.

Section 6.02.Trustee Not Responsible for Recitals. The recitals herein contained are made solely by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity, sufficiency or adequacy of this Supplemental Indenture.

Section 6.03.Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York in the United States. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF THE NOTES BY ITS

ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6.04.Separability Clause. In case any provision in the Indenture, this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05.Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.06.Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

GENERAL MOTORS COMPANY
By:	/s/ Daniel Ammann
Name: Daniel Ammann
Title: Executive Vice President & Chief Financial Officer

[Company Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Trustee Signature Page to First Supplemental Indenture]

EXHIBIT A-1
[FORM OF 3.500% SENIOR NOTE DUE 2018]
[Global Notes Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[Restricted Notes Legend for Notes Offered in Reliance on Rule 144]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED

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INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

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TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

[Definitive Notes Legend]
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

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GENERAL MOTORS COMPANY
3.500% Senior Notes due 2018
CUSIP No.: [ ]1
ISIN No.: [ ]2

No. [ ]                                    $[ ]
GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]3 on October 2, 2018, and to pay interest thereon from September 27, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 2 and October 2 of each year, commencing on April 2, 2014, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

_____________________
1 Rule 144A CUSIP No. 37045V AA8; Reg S CUSIP No. U3821P AA0
2 Rule 144A ISIN No. US37045VAA89; Reg S ISIN No. USU3821PAA04
3 To be included in Global Notes.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.
Dated: September 27, 2013

GENERAL MOTORS COMPANY

By:
Name:
Title:

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This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 27, 2013

A-1-6

[REVERSE OF NOTE]
1.    This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (the “Base Indenture”), and the First Supplemental Indenture relating to the Notes dated as of September 27, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.
All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
2.    The Notes shall be redeemable at any time and from time to time, in whole or in part, at the Company’s option, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed (the “Redemption Date”), at a redemption price (the “Redemption Price”) equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Company, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the applicable redemption date), discounted to the Redemption Date on a semiannual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points.
The Redemption Price for any Notes redeemed pursuant to this Section 2 shall include accrued and unpaid interest, if any, on the principal amount of such Notes up to, but not including, the Redemption Date. The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months. Unless the Company defaults in the payment of the Redemption Price, on and after the applicable Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.
The provisions of Article Eleven of the Indenture shall apply to any redemption of the Notes.
For purposes of this Section 2, the following terms shall have the following specified meanings:
“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, as determined by the Company, (A) the average of the six Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (B) if we obtain fewer than six Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

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“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and their respective successors, unless any of them ceases to be a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer and (ii) two other nationally recognized investment banking firms that are Primary Treasury Dealers as selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated as of the third Business Day preceding the Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
3.    The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Indenture are complied with.
4.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
5.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.
As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
6.    The Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.
7.    As provided in the Indenture and subject to certain limitations set forth therein and in the Supplemental Indenture (including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
[This Note is a Global Security and is subject to the provisions of the Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture on transfers and exchanges of Global Securities.]4
8.    [Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement dated September 27, 2013, between the Company and the Initial Purchasers, including the obligations of the Holders with respect to the use of any registration statement or prospectus as provided for therein and the indemnification of the Company to the extent provided therein.]5
9.    This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

_______________
4 To be included in Global Notes.
5 To be included in Transfer Restricted Notes representing Initial Notes.

A-1-9

SCHEDULE OF INCREASES OR DECREASES6

The following increases and decreases in this Global Security for an interest in another Global Security or for a Definitive Security have been made:

Date of Transfer or Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

____________________
6 To be included in Global Notes.

A-1-10

ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-1-11

FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED NOTES
General Motors Company
300 Renaissance Center
Detroit, Michigan 48265-3000

The Bank of New York Mellon, as trustee
Corporate Trust Division
101 Barclay Street, Floor 7W
New York, New York 10286

Re: 3.500% SENIOR NOTES DUE 2018
Reference is hereby made to the Indenture, dated as of September 27, 2013 (the “Base Indenture”), among General Motors Company (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and the First Supplemental Indenture, dated as of September 27, 2013 (together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.
The undersigned (check one box below):

☐
has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
In connection with any transfer of any of the Notes evidenced by this certificate occurring while this Note is still a Transfer Restricted Definitive Note or a Transfer Restricted Global Note, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

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(1)	☐	to the Company or any Subsidiary thereof; or
(2)	☐	to the Registrar for registration in the name of the holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or
(4)	☐
inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐
outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐
to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements satisfactory to the Trustee; or

(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.
Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-1-13

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTE: To be executed by an executive officer

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EXHIBIT A-2
[FORM OF 4.875% SENIOR NOTE DUE 2023]
[Global Notes Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[Restricted Notes Legend for Notes Offered in Reliance on Rule 144]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED

A-2-1

INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

A-2-2

TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

[Definitive Notes Legend]
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

A-2-3

GENERAL MOTORS COMPANY
4.875% Senior Notes due 2023
CUSIP No.: [ ]7
ISIN No.: [ ]8

No. [ ]                                    $[ ]
GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]9 on October 2, 2023, and to pay interest thereon from September 27, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 2 and October 2 of each year, commencing on April 2, 2014, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

______________________
7 Rule 144A CUSIP No. 37045V AB6; Reg S CUSIP No. U3821P AB8
8 Rule 144A ISIN No. US37045VAB62; Reg S ISIN No. USU3821PAB86
9 To be included in Global Notes.

A-2-4

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.
Dated: September 27, 2013

GENERAL MOTORS COMPANY

By:
Name:
Title:

A-2-5

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 27, 2013

A-2-6

[REVERSE OF NOTE]
1.    This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (the “Base Indenture”), and the First Supplemental Indenture relating to the Notes dated as of September 27, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.
All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
2.     The Notes shall be redeemable at any time and from time to time, in whole or in part, at the Company’s option, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed (the “Redemption Date”), at a redemption price (the “Redemption Price”) equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Company, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the applicable redemption date), discounted to the Redemption Date on a semiannual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points.
The Redemption Price for any Notes redeemed pursuant to this Section 2 shall include accrued and unpaid interest, if any, on the principal amount of such Notes up to, but not including, the Redemption Date. The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months. Unless the Company defaults in the payment of the Redemption Price, on and after the applicable Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.
The provisions of Article Eleven of the Indenture shall apply to any redemption of the Notes.
For purposes of this Section 2, the following terms shall have the following specified meanings:
“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, as determined by the Company, (A) the average of the six Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (B) if we obtain fewer than six Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

A-2-7

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and their respective successors, unless any of them ceases to be a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer and (ii) two other nationally recognized investment banking firms that are Primary Treasury Dealers as selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated as of the third Business Day preceding the Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
3.    The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Indenture are complied with.
4.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
5.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.
As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

A-2-8

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
6.    The Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.
7.    As provided in the Indenture and subject to certain limitations set forth therein and in the Supplemental Indenture (including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
[This Note is a Global Security and is subject to the provisions of the Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture on transfers and exchanges of Global Securities.]10
8.    [Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement dated September 27, 2013, between the Company and the Initial Purchasers, including the obligations of the Holders with respect to the use of any registration statement or prospectus as provided for therein and the indemnification of the Company to the extent provided therein.]11
9.    This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

______________
10 To be included in Global Notes.
11 To be included in Transfer Restricted Notes representing Initial Notes.

A-2-9

SCHEDULE OF INCREASES OR DECREASES12

The following increases and decreases in this Global Security for an interest in another Global Security or for a Definitive Security have been made:

Date of Transfer or Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

______________________
12 To be included in Global Notes.

A-2-10

ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-2-11

FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED NOTES
General Motors Company
300 Renaissance Center
Detroit, Michigan 48265-3000

The Bank of New York Mellon, as trustee
Corporate Trust Division
101 Barclay Street, Floor 7W
New York, New York 10286

Re: 4.875% SENIOR NOTES DUE 2023
Reference is hereby made to the Indenture, dated as of September 27, 2013 (the “Base Indenture”), among General Motors Company (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and the First Supplemental Indenture, dated as of September 27, 2013 (together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.
The undersigned (check one box below):

☐
has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
In connection with any transfer of any of the Notes evidenced by this certificate occurring while this Note is still a Transfer Restricted Definitive Note or a Transfer Restricted Global Note, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

A-2-12

(1)	☐	to the Company or any Subsidiary thereof; or
(2)	☐	to the Registrar for registration in the name of the holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or
(4)	☐
inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐
outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐
to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements satisfactory to the Trustee; or

(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-2-13

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTE: To be executed by an executive officer

A-2-14

EXHIBIT A-3
[FORM OF 6.250% SENIOR NOTE DUE 2043]
[Global Notes Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[Restricted Notes Legend for Notes Offered in Reliance on Rule 144]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED

A-3-1

INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[Restricted Notes Legend for Notes Offered in Reliance on Regulation S]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

A-3-2

TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

[Definitive Notes Legend]
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

A-3-3

GENERAL MOTORS COMPANY
6.250% Senior Notes due 2043
CUSIP No.: [ ]13
ISIN No.: [ ]14

No. [ ]                                    $[ ]
GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[ ] ([ ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]15 on October 2, 2043, and to pay interest thereon from September 27, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 2 and October 2 of each year, commencing on April 2, 2014, at the rate of 6.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 18 or September 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

_________________
13 Rule 144A CUSIP No. 37045V AC4; Reg S CUSIP No. U3821P AC6
14 Rule 144A ISIN No. US37045VAC46; Reg S ISIN No. USU3821PAC69
15 To be included in Global Notes.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.
Dated: September 27, 2013

GENERAL MOTORS COMPANY

By:
Name:
Title:

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This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 27, 2013

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[REVERSE OF NOTE]
1.    This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (the “Base Indenture”), and the First Supplemental Indenture relating to the Notes dated as of September 27, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $1,500,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.
All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
2.     The Notes shall be redeemable at any time and from time to time, in whole or in part, at the Company’s option, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed (the “Redemption Date”), at a redemption price (the “Redemption Price”) equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Company, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the applicable redemption date), discounted to the Redemption Date on a semiannual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points.
The Redemption Price for any Notes redeemed pursuant to this Section 2 shall include accrued and unpaid interest, if any, on the principal amount of such Notes up to, but not including, the Redemption Date. The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months. Unless the Company defaults in the payment of the Redemption Price, on and after the applicable Redemption Date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.
The provisions of Article Eleven of the Indenture shall apply to any redemption of the Notes.
For purposes of this Section 2, the following terms shall have the following specified meanings:
“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, as determined by the Company, (A) the average of the six Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (B) if we obtain fewer than six Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

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“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and their respective successors, unless any of them ceases to be a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer and (ii) two other nationally recognized investment banking firms that are Primary Treasury Dealers as selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated as of the third Business Day preceding the Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
3.    The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Indenture are complied with.
4.    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
5.    If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.
As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
6.    The Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.
7.    As provided in the Indenture and subject to certain limitations set forth therein and in the Supplemental Indenture (including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
[This Note is a Global Security and is subject to the provisions of the Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Indenture and Section 4.02 of the Supplemental Indenture on transfers and exchanges of Global Securities.]16
8.    [Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement dated September 27, 2013, between the Company and the Initial Purchasers, including the obligations of the Holders with respect to the use of any registration statement or prospectus as provided for therein and the indemnification of the Company to the extent provided therein.]17
9.    This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

___________________
16 To be included in Global Notes.
17 To be included in Transfer Restricted Notes representing Initial Notes.

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SCHEDULE OF INCREASES OR DECREASES18

The following increases and decreases in this Global Security for an interest in another Global Security or for a Definitive Security have been made:

Date of Transfer or Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

_______________
18 To be included in Global Notes.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

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FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED NOTES
General Motors Company
300 Renaissance Center
Detroit, Michigan 48265-3000

The Bank of New York Mellon, as trustee
Corporate Trust Division
101 Barclay Street, Floor 7W
New York, New York 10286

Re: 6.250% SENIOR NOTES DUE 2043
Reference is hereby made to the Indenture, dated as of September 27, 2013 (the “Base Indenture”), among General Motors Company (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), and the First Supplemental Indenture, dated as of September 27, 2013 (together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.
The undersigned (check one box below):

☐
has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
In connection with any transfer of any of the Notes evidenced by this certificate occurring while this Note is still a Transfer Restricted Definitive Note or a Transfer Restricted Global Note, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

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(1)	☐	to the Company or any Subsidiary thereof; or
(2)	☐	to the Registrar for registration in the name of the holder, without transfer; or
(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or
(4)	☐
inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐
outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐
to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements satisfactory to the Trustee; or

(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

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TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.
The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTE: To be executed by an executive officer

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APPENDIX I
PROVISIONS RELATING TO INITIAL NOTES, ADDITIONAL NOTES
AND EXCHANGE NOTES
1.    Definitions.
1.1    Definitions.
For the purposes of this Appendix I the following terms shall have the meanings indicated below:
“Additional Interest” has the meaning set forth in the Registration Rights Agreement.
“Additional Notes” means the Notes issued under the terms of the Indenture and the Supplemental Indenture subsequent to September 27, 2013.
“Definitive Note” means a certificated Initial Note, Additional Note or Exchange Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.
“Clearstream” means Clearstream Banking, société anonyme.
“Depositary” means The Depository Trust Company, its nominees and their respective successors.
“Euroclear” means Euroclear S.A./N.V., as operator of the Euroclear system.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Notes” means the Notes of the Company issued pursuant to the Indenture in exchange for, and in an aggregate principal amount equal to or not in excess of, the Initial Notes or any Additional Notes, if applicable, in compliance with the terms of the Registration Rights Agreement.
“Global Notes Legend” means the legend set forth under that caption in the applicable Exhibit to the Supplemental Indenture.
“IAI” means an institutional “accredited investor” as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.
“Initial Notes” means the Notes initially authorized and established pursuant to Section 2.01 of the Supplemental Indenture.
“Initial Purchasers” means the initial purchasers as set forth under the “Plan of Distribution” section of the Offering Memorandum.
“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.
“Offering Memorandum” means the offering memorandum dated September 24, 2013, relating to the offer and sale of the Initial Notes.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.
“Registration Rights Agreement” means the registration rights agreement dated September 27, 2013, between the Company and the Initial Purchasers entered into in connection with the offer and sale of the Initial Notes.
“Regulation S” means Regulation S under the Securities Act.
“Regulation S Notes” means all Initial Notes offered and sold outside the United States in reliance on Regulation S.
“Restricted Notes Legend” means the legends set forth in Section 2.2(f)(i) herein applicable to Rule 144A Notes or Regulation S Notes.
“Restricted Period,” with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) September 27, 2013, and with respect to any Additional Notes that are Transfer Restricted Notes, it means the comparable period of 40 consecutive days.
“Rule 501” means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.
“Rule 144A” means Rule 144A under the Securities Act.
“Rule 144A Notes” means all Initial Notes offered and sold to QIBs in reliance on Rule 144A.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shelf Registration Statement” means the registration statement filed by the Company in connection with the offer and sale of Initial Notes pursuant to the Registration Rights Agreement.
“Transfer Restricted Definitive Notes” means Definitive Notes that bear or are required to bear or are subject to the Restricted Notes Legend.
“Transfer Restricted Global Notes” means Global Notes that bear or are required to bear or are subject to the Restricted Notes Legend.
“Transfer Restricted Notes” means the Transfer Restricted Definitive Notes and Transfer Restricted Global Notes.
“Unrestricted Definitive Notes” means Definitive Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.
“Unrestricted Global Notes” means Global Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.

1.2    Other Definitions.

Term:	Defined in Section of this Appendix I:
Agent Members	2.1(b)
Global Notes	2.1(b)
Regulation S Global Notes	2.1(b)
Rule 144A Global Notes	2.1(b)
All other definitions used in the Appendix I but not otherwise defined have the respective meanings specified in the Indenture and the Supplemental Indenture.
2.    The Notes.
2.1    Form and Dating; Global Notes.
(a)    The Initial Notes issued on the date hereof will be (i) privately placed by the Company pursuant to the Offering Memorandum and (ii) sold initially only to (1) QIBs in reliance on Rule 144A and (2) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Additional Notes offered after the date hereof may be offered and sold by the Company from time to time pursuant to one or more agreements in accordance with applicable law.
(b)    Global Notes. (i) Rule 144A Notes initially shall be represented by one or more Global Securities in definitive, fully registered, global form without interest coupons (collectively, the “Rule 144A Global Notes”), which shall be registered in the name of the Depositary or the nominee of the Depositary for credit to an account of Agent Members. Regulation S Notes initially shall be represented by one or more Global Securities in definitive, fully registered, global form without interest coupons (collectively, the “Regulation S Global Notes”), which shall be registered in the name of the Depositary or the nominee of the Depositary for credit to an account of Agent Members holding on behalf of Euroclear or Clearstream.
The term “Global Notes” means the Rule 144A Global Notes and the Regulation S Global Notes. The Global Notes shall bear the Global Note Legend. The Global Notes initially shall (i) be delivered to the Trustee as custodian for the Depositary and (ii) bear the applicable Restricted Notes Legend.
Members of, or direct or indirect participants in, the Depositary (collectively, the “Agent Members”) shall have no rights under the Indenture or the Supplemental Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Notes. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.
(ii)    Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Definitive Notes only in accordance with the applicable rules and procedures of the Depositary and the applicable provisions of Section 2.2 if (A) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary with respect to such Global Note and a successor Depositary is not appointed by the

Company within 90 days, (B) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor Depositary is not appointed within 90 days, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Note, or (D) the Company so directs the Trustee by a Company Order; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to the expiration of the Restricted Period. In all cases, Definitive Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary in accordance with its customary procedures.
(iii)    In connection with the transfer of a Global Note as an entirety to beneficial owners pursuant to subsection (ii) of this Section 2.1(b), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and, upon written order of the Company signed by an officer of the Company, the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depositary in writing in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.
(iv)    Any Transfer Restricted Note delivered in exchange for an interest in a Global Note pursuant to Section 2.2 shall, except as otherwise provided in Section 2.2, bear the Restricted Notes Legend.
(v)    Notwithstanding the foregoing, through the Restricted Period, a beneficial interest in a Regulation S Global Note may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.2.
(vi)    The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture, the Supplemental Indenture or the Notes.
2.2    Transfer and Exchange.
(a)    Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole as set forth in Section 2.1(b). Global Notes will not be exchanged by the Company for Definitive Notes except under the circumstances described in Section 2.1(b)(ii). Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section 306 of the Indenture. Beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.2(b).
(b)    Transfer and Exchange of Beneficial Interests in Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of the Indenture, the Supplemental Indenture and the applicable rules and procedures of the Depositary. Beneficial interests in Transfer Restricted Global Notes shall be subject to restrictions on transfer as set forth in the Restricted Notes Legend and to the extent required by the Securities Act. Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
(i)    Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Transfer Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Transfer Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person. A beneficial interest in an Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.2(b)(i).
(ii)    All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests in any Global Note that are not subject to Section 2.2(b)(i), the transferor of such beneficial interest must deliver to the Security Registrar (1) a written order from an Agent Member given to the Depositary in accordance with the applicable rules and procedures of the Depositary directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the Depositary containing information regarding the Agent Member account to be credited with such increase. Upon any transfer or exchange of beneficial interests in Global Notes, the Trustee shall adjust the principal amount of the relevant Global Note to the extent required under Section 2.2(g).
(iii)    Transfer of Beneficial Interests in a Transfer Restricted Global Note for Beneficial Interests in another Transfer Restricted Global Note. A beneficial interest in a Transfer Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Transfer Restricted Global Note if the transfer complies with the requirements of Section 2.2(b)(ii) above and the Security Registrar receives the following:
(A)    if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note; and
(B)    if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note.
(iv)    Transfer and Exchange of Beneficial Interests in a Transfer Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in a Transfer Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.2(b)(ii) above and the Security Registrar receives the following:
(A)    if the Holder of such beneficial interest in a Transfer Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note; or
(B)    if the Holder of such beneficial interest in a Transfer Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Company or the Security Registrar so request or if the applicable rules and procedures of the Depositary so require, an opinion of such Holder’s legal counsel in form and from counsel (or, in the case of a transfer or exchange contemplated by subparagraphs (iii), (iv), (v) or (vi) of Section 2.2(f) hereof, an Opinion of Counsel in form) reasonably acceptable to the Company and the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act. If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an written order of the Company in accordance with Section 201 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).
(v)    Transfer and Exchange of Beneficial Interests in an Unrestricted Global Note for Beneficial Interests in a Transfer Restricted Global Note. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Transfer Restricted Global Note.
(c)    Transfer and Exchange of Beneficial Interests in Global Notes for Definitive Notes. A beneficial interest in a Global Note may not be exchanged for a Definitive Note except under the circumstances described in Section 2.1(b)(ii). A beneficial interest in a Global Note may not be transferred to a Person who takes delivery thereof in the form of a Definitive Note except under the circumstances described in Section 2.1(b)(ii).
(d)    Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes. Transfers and exchanges of Definitive Notes for beneficial interests in the Global Notes also shall require compliance with either subparagraph (i), (ii) or (iii) below, as applicable:
(i)    Transfer Restricted Definitive Notes to Beneficial Interests in Transfer Restricted Global Notes. If any Holder of a Transfer Restricted Definitive Note proposes to exchange such Transfer Restricted Definitive Note for a beneficial interest in a Transfer Restricted Global Note or to transfer such Transfer Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following:
(A)    if the Holder of such Transfer Restricted Definitive Note proposes to exchange such Transfer Restricted Note for a beneficial interest in a Transfer Restricted Global Note, a certificate from such Holder in the form attached to the applicable Note;
(B)    if such Transfer Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;
(C)    if such Transfer Restricted Definitive Note is being transferred to a Non U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;
(D)    if such Transfer Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with

Rule 144 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;
(E)    if such Transfer Restricted Definitive Note is being transferred to an IAI in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate from such Holder in the form attached to the applicable Note, including any applicable representations and agreements and an opinion of such Holder’s legal counsel in form and from counsel reasonably acceptable to the Company and the Security Registrar;
(F)    if such Transfer Restricted Definitive Note is being transferred to the Company or a Subsidiary thereof, a certificate from such Holder in the form attached to the applicable Note;
the Security Registrar shall cancel the Transfer Restricted Definitive Note, and increase or cause to be increased the aggregate principal amount of the appropriate Transfer Restricted Global Note and endorse or cause to be endorsed such Transfer Restricted Global Note to reflect such increase.
(ii)    Transfer Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Transfer Restricted Definitive Note may exchange such Transfer Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Transfer Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Security Registrar receives the following:
(A)    if the Holder of such Transfer Restricted Definitive Note proposes to exchange such Transfer Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note; or
(B)    if the Holder of such Transfer Restricted Definitive Notes proposes to transfer such Transfer Restricted Definitive Note to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Company or the Security Registrar so request or if the applicable rules and procedures of the Depositary so require, an opinion of such Holder’s legal counsel in form and from counsel (or, in the case of a transfer or exchange contemplated by subparagraphs (iii), (iv), (v) or (vi) of Section 2.2(f) hereof, an Opinion of Counsel in form) reasonably acceptable to the Company and the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of this subparagraph (ii), the Security Registrar shall cancel the Transfer Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note and endorse or cause to be endorsed such Unrestricted Global Note to reflect such increase. If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an written order of the Company in accordance with Section 201 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Notes transferred or exchanged pursuant to this subparagraph (ii).

(iii)    Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Unrestricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Security Registrar shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note and endorse or cause to be endorsed such Unrestricted Global Note to reflect such increase. If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an written order of the Company in accordance with Section 201 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Unrestricted Definitive Notes transferred or exchanged pursuant to this subparagraph (iii).
(iv)    Unrestricted Definitive Notes to Beneficial Interests in Transfer Restricted Global Notes. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Transfer Restricted Global Note.
(e)    Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.2(e), the Security Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in the form attached to the applicable Note duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.2(e).
(i)    Transfer Restricted Definitive Notes to Transfer Restricted Definitive Notes. A Transfer Restricted Definitive Note may be transferred to and registered in the name of a Person who takes delivery thereof in the form of a Transfer Restricted Definitive Note only if the Security Registrar receives the following:
(A)    if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;
(B)    if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;
(C)    if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate in the form attached to the applicable Note;
(D)    if the transfer will be made to an IAI in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (A) through (C) above, a certificate from such transferring Holder in the form attached to the applicable Note, including any applicable representations and agreements and an opinion of such transferring Holder’s legal counsel in form and from counsel reasonably acceptable to the Company and the Security Registrar; and

(E)    if such transfer will be made to the Company or a Subsidiary thereof, a certificate in the form attached to the applicable Note.
(ii)    Transfer Restricted Definitive Notes to Unrestricted Definitive Notes. Any Transfer Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note if the Security Registrar receives the following:
(A)    if the Holder of such Transfer Restricted Definitive Note proposes to exchange such Transfer Restricted Definitive Note for an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note; or
(B)    if the Holder of such Transfer Restricted Definitive Note proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Company or the Security Registrar so request, an opinion of such Holder’s legal counsel in form and from counsel (or, in the case of a transfer or exchange contemplated by subparagraphs (iii), (iv), (v) or (vi) of Section 2.2(f) hereof, an Opinion of Counsel in form) reasonably acceptable to the Company and the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.
(iii)    Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of an Unrestricted Definitive Note may transfer such Unrestricted Definitive Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note at any time. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.
(iv)    Unrestricted Definitive Notes to Transfer Restricted Definitive Notes. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Transfer Restricted Definitive Note.
(f)    Legends.
(i)    Except as permitted by the following subparagraphs (ii) through (vi), each Note certificate evidencing the Global Notes and any Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only), as applicable.
Each Rule 144A Note shall bear the following legend:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS

ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”
Each Regulation S Note shall bear the following legend:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER

ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH GENERAL MOTORS COMPANY OR ANY AFFILIATE OF GENERAL MOTORS COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO GENERAL MOTORS COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO GENERAL MOTORS COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.”
Each Definitive Note shall bear the following additional legend:
“IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”
Each Global Note shall bear the following additional legend:
“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”
(ii)    Upon any sale or transfer of a Transfer Restricted Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Definitive Note for an Unrestricted Definitive Note if such sale or transfer was made in compliance with Section 2.2(e)(ii) and the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form attached to the applicable Note).
(iii)    If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that any Transfer Restricted Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the Restricted Notes Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, the Company may instruct the Security Registrar to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Notes Legend, and the Security Registrar will comply with such instruction.
(iv)    Upon a sale or transfer after the expiration of the Restricted Period of any Transfer Restricted Note acquired pursuant to Regulation S, all requirements that such Transfer Restricted Note bear the Restricted Notes Legend shall cease to apply.
(v)    Upon the transfer of any Initial Notes pursuant to an effective Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Restricted Notes Legend on any such Initial Note will cease to apply and an Initial Note or an Initial Note in global form, in each case without the Restrictive Notes Legend, will be available to the transferee of the Holder of such Initial Notes upon exchange of such transferring Holder’s Initial Note (in the case of a Definitive Note) or transfer of such Holder’s beneficial interest in the Initial Note (in the case of a Global Note), as applicable.
(vi)    Upon the consummation of the Registered Exchange Offer, Exchange Notes (or beneficial interests therein) without the Restrictive Notes Legend will be available to the exchanging Holders of Initial Notes (or beneficial interests therein).
(vii)    Any Additional Notes issued in an offering registered pursuant to provisions of the Securities Act shall not be required to bear the Restricted Notes Legend.
(g)    Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Security Registrar in accordance with Section 309 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such increase.